Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(in thousands, except for share amounts)

Introduction

On June 15, 2022, Blink Charging Co. (the “Company” or “Blink”) completed the acquisition of SemaConnect, Inc., a Delaware corporation (“SemaConnect”), pursuant to an Agreement and Plan of Merger, dated as of June 13, 2022 (“Acquisition Agreement”), by and among the Company, Blink Sub I Corp., Blink Sub II LLC, SemaConnect and Shareholder Representative Services LLC (solely in its capacity as the stockholders’ representative) (the “Acquisition”). Upon consummation of the Acquisition, SemaConnect became a wholly owned subsidiary of the Company. SemaConnect is a leading provider of EV charging infrastructure solutions in North America.

The aggregate fair value purchase price for the Acquisition was $200,573, which includes excess working capital of $1,229 and closing date cash of $3,639. The consideration paid in the acquisition consisted of: (a) $86,736 in cash, (i) $46,136 of which was paid at the closing of the Acquisition Agreement (“Closing”) and (ii) the remaining $40,600 is payable (bearing interest at 7%) until not earlier than nine months following the Closing and not later than three years following the Closing; and (b) 7,454,975 shares of the Company’s common stock (the “Stock Payment”) with a fair value of $113,837. Included in the cash consideration is $8,103 related to payments due to stock option holders of SemaConnect. Subsequent to the acquisition date, payments to the stock option holder were made after the stock option holder signed an option cash-out agreement.

The following unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2022 and for the year ended December 31, 2021 reflect adjustments to the historical financial results of Blink in order to give effect to the Acquisition of SemaConnect, as described above, as if the Acquisition had occurred on January 1, 2021.

The unaudited pro forma condensed combined financial statements include the following pro forma adjustments:

●	Reclassification adjustments to the historical SemaConnect statements of operations for the three months ended March 31, 2022 and for the year ended December 31, 2021 in order to conform to the historical financial statement presentation of the Company; and

●	Transaction accounting adjustments to reflect the application of required accounting principles for the Acquisition.

The unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with:

●

Blink’s condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, filed with the Securities and Exchange Commission (“SEC”) on August 9, 2022 and incorporated herein by reference;

●	Blink’s condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, filed with the SEC on May 10, 2022 and incorporated herein by reference;

●	Blink’s consolidated financial statements contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 16, 2022 and incorporated herein by reference;

●	SemaConnect’s consolidated financial statements for the year ended December 31, 2021, that are included as Exhibit 99.1 in the Company’s Current Report on Form 8-K/A to which these unaudited pro forma condensed combined financial statements are being filed as an exhibit;

●	SemaConnect’s condensed consolidated financial statements for the three months ended March 31, 2022, that are included as Exhibit 99.2 in the Company’s Current Report on Form 8-K/A to which these unaudited pro forma condensed combined financial statements are being filed as an exhibit.

Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial statements. The transaction accounting adjustments and other adjustments are based on available information and assumptions that the Company’s management believes are reasonable. Such adjustments are estimates and actual experience may differ from expectations.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by the final rule, Release No. 33-10786, “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or reasonably expected to occur (“Management’s Adjustments”). Management of the Company has elected not to present Management’s Adjustments and has only presented Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements are provided for informational purposes as required by Form 8-K and do not purport to represent what the results of operations or financial position of the Company would actually have been had the Transaction occurred on the dates noted above, or to project the results of operations or financial position of the Company for any future periods. In the opinion of management, all necessary adjustments to the unaudited pro forma condensed combined financial statements have been made.

The consolidated financial statements of the Company and the financial statements of SemaConnect were prepared in accordance with U.S. GAAP.

An unaudited pro forma condensed combined balance sheet as of March 31, 2022 is not required to be included as part of the unaudited pro forma condensed combined financial information, as the Transaction was reflected in the Company’s condensed consolidated balance sheet as of June 30, 2022 that was included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 of the Company that filed with the SEC on August 9, 2022 and incorporated herein by reference.

BLINK CHARGING CO. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2022

(in thousands, except for share and per share amounts)

	Blink	SemaConnect
	As Reported	As Reported	Reclassification Adjustments	As Reclassified	Transaction Accounting Adjustments		Pro Forma Combined
	Note A	Note B	Note C		Note D

Revenues:
Product sales	$8,052	$3,553	$140	$3,693	$-		$11,745
Charging service revenue - company-owned charging stations	1,107	-	-	-	-		1,107
Network fees	161	920	-	920	-		1,081
Warranty	67	-	5	5	-		72
Grant and rebate	75	-	-	-	-		75
Ride-sharing services	239	-	-	-	-		239
Other	99	211	(145)	66	-		165

Total Revenue	9,800	4,684	-	4,684	-		14,484

Cost of revenues:
Cost of product sales	6,044	2,295	(378)	1,917	-		7,961
Cost of charging services - company-owned charging stations	523	-	-	-	-		523
Host provider fees	551	-	-	-	-		551
Network costs	234	143	51	194	-		428
Warranty and repairs and maintenance	111	-	378	378	-		489
Ride-sharing services	426	-	-	-	-		426
Other	-	51	(51)	-	-		-
Depreciation and amortization	325	-	-	-	-		325

Total Cost of Revenue	8,214	2,489	-	2,489	-		10,703

Gross Profit	1,586	2,195	-	2,195	-		3,781

Operating Expenses:
Compensation	9,259	-	3,443	3,443	-		12,702
Selling, general and administrative	-	6,097	(6,097)	-	-		-
General and administrative expenses	4,427	-	2,654	2,654	4,127	(a),(b)	11,208
Other operating expenses	2,942	-	-	-	-		2,942

Total Operating Expenses	16,628	6,097	-	6,097	4,127		26,852

Loss From Operations	(15,042)	(3,902)	-	(3,902)	(4,127)		(23,071)

Other Income (Expense):
Interest expense	-	(76)	-	(76)	(625)	(c),(d)	(701)
Foreign transaction gain	3	-	-	-	-		3
Amortization of debt discount		(325)	-	(325)	325	(c)	-
Other expense (income), net	(104)	1	-	1	-		(103)

Total Other (Expense) Income	(101)	(400)	-	(400)	(300)		(801)

Income tax benefit	-	72	-	72	-		72

Net Loss	$(15,143)	$(4,230)	$-	$(4,230)	$(4,427)		$(23,800)

Net Loss Per Share:
Basic	$(0.36)						$(0.48)
Diluted	$(0.36)						$(0.48)

Weighted Average Number of Common Shares Outstanding:
Basic	42,437,823				7,454,975 (e)		49,892,798
Diluted	42,437,823				7,454,975 (e)		49,892,798

See notes to the unaudited pro forma condensed combined financial information

BLINK CHARGING CO. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2021

(in thousands, except for share and per share amounts)

	Blink	SemaConnect
	As Reported	As Reported	Reclassification Adjustments	As Reclassified	Transaction Accounting Adjustments		Pro Forma Combined
	Note A	Note B	Note C		Note D

Revenues:
Product sales	$15,480	9,174	$-	$9,174	$-		$24,654
Charging service revenue - company-owned charging stations	2,978	-	-	-	-		2,978
Network fees	667	2,833	-	2,833	-		3,500
Warranty	220	-	347	347	-		567
Grant and rebate	400	-	-	-	-		400
Ride-sharing services	769	-	-	-	-		769
Other	426	347	(347)	-	-		426

Total Revenue	20,940	12,354	-	12,354	-		33,294

Cost of revenues:
Cost of product sales	11,670	3,382	(79)	3,303	-		14,973
Cost of charging services - company-owned charging stations	707	-	-	-	-		707
Host provider fees	1,386	-	-	-	-		1,386
Network costs	454	640	-	640	-		1,094
Warranty and repairs and maintenance	892	-	79	79	-		971
Ride-sharing services	1,458	-	-	-	-		1,458
Depreciation and amortization	1,531	-	-	-	-		1,531

Total Cost of Revenue	18,098	4,022	-	4,022	-		22,120

Gross Profit	2,842	8,332	-	8,332	-		11,174

Operating Expenses:
Compensation	38,389	-	8,278	8,278	-		46,667
Selling, general and administrative	-	17,324	(17,324)	-	-		-
General and administrative expenses	10,516	-	9,046	9,046	17,511	(a)	37,073
Other operating expenses	9,606	-	-	-	-		9,606

Total Operating Expenses	58,511	17,324	-	17,324	17,511		93,346

Loss From Operations	(55,669)	(8,992)	-	(8,992)	(17,511)		(82,172)

Other Income (Expense):
Interest income (expense)	9	2	-	2	(2,842	)(b)	(2,831)
Dividend and interest income	294	-	-	-	-		294
Foreign transaction loss	(124)	-	-	-	-		(124)
Gain on forgiveness of PPP loan	856	-	-	-	-		856
Change in fair value of derivative and other accrued liabilities	69	-	-	-	-		69
Other (expense) income, net	(554)	57	-	57	-		(497)

Total Other Income	550	59	-	59	(2,842)		(2,233)

Income tax provision	-	(118)	-	(118)	-		(118)

Net Loss	$(55,119)	$(9,051)	$-	$(9,051)	$(20,353)		$(84,523)

Net Loss Per Share:
Basic	$(1.32)						$(1.71)
Diluted	$(1.32)						$(1.71)

Weighted Average Number of Common Shares Outstanding:
Basic	41,905,340				7,454,975	(c)	49,360,315
Diluted	41,905,340				7,454,975	(c)	49,360,315

See notes to the unaudited pro forma condensed combined financial information

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial statements have been prepared for illustrative and informational purposes only and were prepared from the respective historical information of Blink and SemaConnect, and reflect adjustments to the historical information in accordance with the SEC Final Rule Release No. 33-10786 and in accordance with Article 11 of Regulation S-X of the Securities Exchange Act of 1934 using the acquisition method of accounting, as defined by Accounting Standards Codification (“ASC”) Topic 805, Business Combinations, and using the fair value concepts as defined in ASC Topic 820, Fair Value Measurement. As a result, Blink has recorded the business combination in its consolidated financial statements and has applied the acquisition method to account for SemaConnect’s assets acquired and liabilities assumed upon completion of the transaction. The acquisition method requires recording the identifiable assets acquired and liabilities assumed at their fair values on the acquisition date and recording goodwill for the excess of the purchase price over the aggregate fair value of the identifiable assets acquired and liabilities assumed.

The unaudited pro forma condensed combined financial statements are not necessarily indicative of what Blink’s results of operations would have been had the transaction occurred on the dates indicated, nor is it necessarily indicative of what the financial position or results of operations of the combined company will be in future periods. The historical financial information has been adjusted to reflect transaction related adjustments that management believes are necessary to present fairly Blink’s pro forma results of operations following the closing of the transaction for the period indicated. Additionally, the unaudited pro forma condensed combined statement of operations does not reflect any benefits that may result from potential revenue enhancements, anticipated cost savings and expense efficiencies or other synergies that may be achieved from the transaction.

To prepare the unaudited pro forma condensed combined financial statements, Blink adjusted SemaConnect’s assets and liabilities to their estimated fair values based on preliminary valuation procedures performed. As of the date of the Current Report on Form 8-K/A to which these unaudited pro forma condensed combined financial statements are being filed as an exhibit, Blink has not completed the detailed valuation procedures necessary to finalize the required estimated fair values and lives of SemaConnect’s assets to be acquired and liabilities to be assumed and the related allocation of the purchase price. Accordingly, the final acquisition accounting adjustments may be materially different from the unaudited pro forma adjustments. Also, as of the date of the Current Report on Form 8-K/A to which these unaudited pro forma condensed combined financial statements are being filed as an exhibit, certain reclassifications have been made to align SemaConnect’s presentation with that of Blink. Furthermore, Blink has not as yet completed its review of SemaConnect’s accounting policies/presentation and, as such, may not have identified all adjustments and further reclassifications necessary to conform SemaConnect’s accounting and presentation with that of Blink. As a result of this review, the final acquisition accounting adjustments may be materially different from the unaudited pro forma adjustments.

2. Pro Forma Adjustments

The following pro forma adjustments give effect to the Acquisition.

Unaudited Pro Forma Condensed Combined Statement of Operations For The Three Months Ended March 31, 2022

Note A	Derived from the unaudited condensed consolidated statement of operations of Blink for the three months ended March 31, 2022, as previously filed with the SEC.

Note B	Derived from the unaudited condensed consolidated statement of operations of SemaConnect for the three months ended March 31, 2022, included elsewhere in this Current Report on Form 8-K/A.

Note C	Certain reclassification adjustments have been made to the historical presentation of SemaConnect in order to conform to the financial statement presentation of the Company. The reclassification adjustments had no effect on net loss.

Pro Forma Adjustments:

Note D	(a)	To record the amortization of fair value of the acquired intangible assets of SemaConnect.

	(b)	To eliminate $250 of legal expenses and other costs incurred in connection with the Acquisition.
	(c)	To eliminate the interest expense and amortization of debt discount associated with SemaConnect’s indebtedness that was liquidated at the time of the Acquisition.

	(d)	To accrue $701 of interest expense related to the $40,600 of deferred cash consideration in connection with the Acquisition.

	(e)	To increase weighted average shares outstanding by 7,454,975 shares of common stock issued as partial consideration in connection with the Acquisition.

Unaudited Pro Forma Condensed Combined Statement of Operations For The Year Ended December 31, 2021

Note A	Derived from the consolidated statement of operations of Blink for the year ended December 31, 2021, as previously filed with the SEC.

Note B	Derived from the consolidated statement of operations of SemaConnect for the year ended December 31, 2021, included elsewhere in this Current Report on Form 8-K/A.

Note C	Certain reclassification adjustments have been made to the historical presentation of SemaConnect in order to conform to the financial statement presentation of the Company. The reclassification adjustments had no effect on net loss.

Pro Forma Adjustments:

Note D	(a)	To record the amortization of fair value of the acquired intangible assets of SemaConnect.

	(b)	To accrue interest expense related to the $40,600 of deferred cash consideration in connection with the Acquisition.

	(c)	To increase weighted average shares outstanding by 7,454,975 shares of common stock issued as partial consideration in connection with the Acquisition.